                                                                    EXHIBIT 99.1

                            [RENAL CARE GROUP LOGO]
                                  News Release

CONTACT: TERRY PROVEAUX
         DIRECTOR OF INVESTOR RELATIONS
         615-345-5577

                    RENAL CARE GROUP ANNOUNCES THIRD QUARTER
                  GROWTH OF 26% IN DILUTED NET INCOME PER SHARE

                   COMPANY PROVIDES 2005 CORPORATE OBJECTIVES

Nashville, Tennessee, (October 26, 2004) -- Renal Care Group, Inc. (NYSE:RCI) today announced results for the third quarter and nine months ended September 30, 2004.

      For the three months ended September 30, 2004, Renal Care Group's net revenues increased 40.3% to $356.1 million compared with net revenues of $253.8 million for the same period in 2003. Net income for the third quarter of 2004 rose 14.8% to $30.5 million compared with net income of $26.5 million in the third quarter of 2003. Diluted net income per share for the third quarter of 2004 increased 25.7% to $0.44 compared with diluted net income per share of $0.35 in the same quarter of 2003.

      Gary A. Brukardt, Renal Care Group's president and chief executive officer, commented, "During third quarter 2004, we faced significant weather-related challenges along the Gulf Coast, but we remained focused on delivering optimal care to all of our patients. Associates placed the needs of our patients ahead of their own personal interests throughout the crisis. Looking ahead, our dynamic culture and the strong commitment of our 8,800 associates enable us to set aggressive, but achievable, clinical and financial objectives for 2005, reaffirming our goal of achieving, on average, 15% growth in earnings per share."

      For the nine months ended September 30, 2004, Renal Care Group's net revenues increased 31.2% to $975.0 million compared with net revenues of $743.0 million for the same period in 2003. Net income for the nine months ended September 30, 2004, rose 21.1% to $89.7 million, compared with net income of $74.1 million in the same period of 2003. Diluted net income per share for the nine months ended September 30, 2004, increased 29.3% to $1.28 compared with diluted net income per share of $0.99 for the same period in 2003.

      GAAP results for the nine months ended September 30, 2004, give effect to resolutions of contractual issues with payors that were unusual in amount and timing, which favorably impacted earnings per share by $0.04 per diluted share. Excluding the effect of these resolutions, non-GAAP net income for the nine months ended September 30, 2004, was $86.8 million, or $1.24 per diluted share. GAAP results for the nine months ended September 30, 2003, give effect to a non-recurring, after-tax charge of $0.04 per diluted share, related to a retirement package for the Company's former chairman and founder. Excluding the effect of the retirement package, non-GAAP net income for the nine months ended September 30, 2003, was $77.5 million, or $1.03 per diluted share. Renal Care Group has decided to present the non-GAAP information to give investors a means of comparing the Company's normalized operational performance for the nine months ended September 30, 2004, with its operational performance in the same period in 2003, before the impact of the one-time benefit related to resolutions of the payor contract issues and the one-time charge for the retirement package. A reconciliation between the non-GAAP results and the Company's GAAP results accompanies this press release.

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

RCI Announces Third Quarter Results
Page 2
October 26, 2004

      David M. Dill, Renal Care Group's executive vice president and chief financial officer, commented, "In the third quarter, we experienced modest organic volume growth, but we believe we can achieve 3-5% same-market treatment growth over the long-term. We are extremely pleased with the contribution of NNA reflected in our operating results. We are disclosing our key clinical and financial objectives for 2005."

Fiscal 2005 Corporate Objectives:

Hematocrit Level                            75% of patients over 33%
Kt/V                                        85% of patients over 1.4
Revenues                                    $1.5 - $1.6 billion
Earnings per Share                          $1.95 - $2.05
Same-Market Treatment Growth                3% - 5%
Same-Market Revenue Growth                  5% - 8%
Patients                                    32,500 - 33,500
Treatments                                  4.7- 4.9 million
Capital Expenditures                        $90 - $100 million
Acquisition Target                          1,000 -1,500 patients

      Renal Care Group will hold a conference call to discuss this press release on Wednesday, October 27, 2004, at 11:00 a.m. Eastern Time. A listen-only simulcast, as well as a 12-month replay, of the conference call to discuss this press release will be available online at the Company's website at www.renalcaregroup.com.

      Renal Care Group, Inc. is a specialized dialysis services company that provides care to patients with kidney disease. The Company serves over 29,700 patients at more than 410 owned outpatient dialysis facilities in addition to providing acute dialysis services at more than 200 hospitals. Over 8,800 associates provide services across the Company's 33-state network. More information about Renal Care Group, Inc. may be found at www.renalcaregroup.com.

      Certain statements in this press release, particularly those of Mr. Brukardt and Mr. Dill and the fiscal 2005 corporate objectives, constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements, which are usually preceded by words like expect, plan, intend, believe, will and the like, include statements that necessarily depend on future events. These forward-looking statements reflect management's expectations and are based upon currently available information. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements of Renal Care Group to differ materially from those expressed in or implied by the forward-looking statements, including risks related to: payment reductions by private insurers, hospitals or managed care organizations; changes in the Medicare and Medicaid programs; changes in the health care delivery, financing or reimbursement systems; risks related to the drug Epogen (EPO); compliance with health care and other applicable laws; and the integration of acquired companies. These and other factors affecting the Company are discussed in more detail in Renal Care Group's reports filed with the Securities and Exchange Commission, including without limitation Renal Care Group's annual report on Form 10-K for the year ended December 31, 2003, as amended, its current report on Form 8-K as filed with the SEC on April 19, 2004; and its quarterly reports on Form 10-Q for the quarters ended March 31, 2004 and June 30, 2004. Copies of these filings are available from Renal Care Group upon request.

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

RCI Announces Third Quarter Results
Page 3
October 26, 2004

                             RENAL CARE GROUP, INC.
               UNAUDITED CONDENSED CONSOLIDATED INCOME STATEMENTS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                    THREE MONTHS ENDED    NINE MONTHS ENDED
                                                       SEPTEMBER 30,        SEPTEMBER 30,
                                                   -------------------   -------------------
                                                     2004       2003       2004        2003
                                                   --------   --------   --------   --------
Net revenue                                        $356,111   $253,835   $974,993   $743,039

Operating costs and expenses:
   Patient care costs                               239,400    164,962    648,621    482,437
   General and administrative expenses               26,336     21,225     76,353     68,700
   Provision for doubtful accounts                    8,464      6,556     23,623     19,436
   Depreciation and amortization                     15,344     11,365     42,407     33,242
                                                   --------   --------   --------   --------
     Total operating costs and expenses             289,544    204,108    791,004    603,815

Income from operations                               66,567     49,727    183,989    139,224

Interest expense, net                                 6,869         76     13,599        526
                                                   --------   --------   --------   --------

Income before minority interest and income taxes     59,698     49,651    170,390    138,698

Minority interest                                    10,158      6,837     25,062     19,174
                                                   --------   --------   --------   --------

Income before income taxes                           49,540     42,814    145,328    119,524

Provision for income taxes                           19,072     16,269     55,590     45,414
                                                   --------   --------   --------   --------

Net income                                         $ 30,468   $ 26,545   $ 89,738   $ 74,110
                                                   ========   ========   ========   ========

Diluted net income per share                       $   0.44   $   0.35   $   1.28   $   0.99
                                                   ========   ========   ========   ========

Diluted weighted average shares outstanding          69,339     75,626     69,930     74,889
                                                   ========   ========   ========   ========

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

RCI Announces Third Quarter Results
Page 4
October 26, 2004

                             RENAL CARE GROUP, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (IN THOUSANDS)

                                                                          SEPTEMBER 30,  DECEMBER 31,
                                                                              2004           2003
                                                                          -----------    -----------
                                                                          (unaudited)
ASSETS:
Current assets:
   Cash and cash equivalents                                              $    41,953    $    50,295
   Accounts receivable, net                                                   253,157        173,679
   Other current assets                                                        82,557         68,130
                                                                          -----------    -----------
     Total current assets                                                     377,667        292,104

Property, plant and equipment, net                                            302,704        224,397
Goodwill, intangible assets and other assets, net                             709,108        303,372
                                                                          -----------    -----------

     TOTAL ASSETS                                                         $ 1,389,479    $   819,873
                                                                          ===========    ===========

LIABILITIES AND STOCKHOLDERS' EQUITY:
Total current liabilities                                                 $   239,540    $   169,437
Long-term debt, net of current portion                                        493,921          2,652
Other long-term liabilities                                                   106,945         76,939
                                                                          -----------    -----------
     Total liabilities                                                        840,406        249,028
                                                                          -----------    -----------

Stockholders' equity:
   Common stock, $0.01 par value, 150,000 and 90,000 shares authorized,
     81,888 and 80,465 shares issued, respectively                                820            805
   Treasury stock, 14,514 and 9,961 shares, respectively                     (372,249)      (234,404)
   Additional paid-in capital                                                 401,779        374,414
   Retained earnings                                                          519,768        430,030
   Accumulated comprehensive loss, net of tax                                  (1,045)             -
                                                                          -----------    -----------

     Total stockholders' equity                                               549,073        570,845
                                                                          -----------    -----------

     TOTAL LIABILITIES AND
        STOCKHOLDERS' EQUITY                                              $ 1,389,479    $   819,873
                                                                          ===========    ===========

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

RCI Announces Third Quarter Results
Page 5
October 26, 2004

                             RENAL CARE GROUP, INC.
            UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (IN THOUSANDS)

                                                                          NINE MONTHS ENDED
                                                                            SEPTEMBER 30,
                                                                       ----------------------
                                                                          2004        2003
                                                                       ---------    ---------
Operating Activities:
   Net income                                                          $  89,738    $  74,110
   Adjustments to reconcile net income to
     net cash provided by operating activities:
       Depreciation and amortization                                      42,407       33,242
       Loss on disposal of property and equipment                            624          443
       Income applicable to minority interest                             25,062       19,174
       Distributions to minority shareholders                            (11,409)     (16,819)
       Deferred income taxes                                              10,734        7,950
       Changes in operating assets and liabilities,
         net of effects from acquisitions                                (21,062)      30,163
                                                                       ---------    ---------
           Net cash provided by operating activities                     136,094      148,263
                                                                       ---------    ---------

Investing Activities:
   Cash paid for acquisitions, net of cash acquired                     (274,644)     (14,154)
   Purchases of property and equipment, net                              (66,463)     (44,043)
   Change in other assets                                                 (7,185)      (1,968)
                                                                       ---------    ---------
           Net cash used in investing activities                        (348,292)     (60,165)
                                                                       ---------    ---------

Financing Activities:
   Net proceeds from issuance of long-term debt                          325,000            -
   Payments on long-term debt                                             (8,125)           -
   Net borrowings (payments) under line of credit and capital leases       7,027       (7,208)
   Net proceeds from issuance of common stock                             17,799       37,121
   Repurchase of treasury shares                                        (137,845)     (35,242)
                                                                       ---------    ---------
           Net cash provided by (used in) financing activities           203,856       (5,329)
                                                                       ---------    ---------

(Decrease) increase in cash and cash equivalents                          (8,342)      82,769

Cash and cash equivalents, at beginning of period                         50,295       38,359
                                                                       ---------    ---------

Cash and cash equivalents, at end of period                            $  41,953    $ 121,128
                                                                       =========    =========

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

RCI Announces Third Quarter Results
Page 6
October 26, 2004

                             RENAL CARE GROUP, INC.
                  SUPPLEMENTAL GAAP TO NON-GAAP RECONCILIATION
                (UNAUDITED, IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                            NINE MONTHS ENDED SEPTEMBER 30,
                                          -----------------------------------------------------------------
                                                       2004                               2003
                                          -------------------------------   -------------------------------
                                                                   Non-                              Non-
                                           GAAP(1)  Difference    GAAP(2)    GAAP(1)   Difference   GAAP(3)
                                          --------  ----------   --------   --------   ----------  --------
Net revenue                               $974,993   $ (4,700)   $970,293   $743,039   $      -    $743,039

Operating costs and expenses:
   Patient care costs                      648,621          -     648,621    482,437          -     482,437
   General and administrative expenses      76,353          -      76,353     68,700     (5,430)     63,270
   Provision for doubtful accounts          23,623          -      23,623     19,436          -      19,436
   Depreciation and amortization            42,407          -      42,407     33,242          -      33,242
                                          --------   --------    --------   --------   --------    --------
     Total operating costs and expenses    791,004          -     791,004    603,815     (5,430)    598,385

Income from operations                     183,989     (4,700)    179,289    139,224      5,430     144,654
Interest expense, net                       13,599          -      13,599        526          -         526
                                          --------   --------    --------   --------   --------    --------

Income before minority interest
   and income taxes                        170,390     (4,700)    165,590    138,698      5,430     144,128
Minority interest                           25,062          -      25,062     19,174          -      19,174
                                          --------   --------    --------   --------   --------    --------

Income before income taxes                 145,328     (4,700)    140,628    119,524      5,430     124,954
Provision for income taxes                  55,590     (1,786)     53,804     45,414      2,063      47,477
                                          --------   --------    --------   --------   --------    --------
Net income                                $ 89,738   $ (2,914)   $ 86,824   $ 74,110   $  3,367    $ 77,477
                                          ========   ========    ========   ========   ========    ========
Diluted net income per share              $   1.28   $  (0.04)   $   1.24   $   0.99   $   0.04    $   1.03
                                          ========   ========    ========   ========   ========    ========
Weighted average shares outstanding         69,930     69,930      69,930     74,889     74,889      74,889
                                          ========   ========    ========   ========   ========    ========

(1) Reported operating results in accordance with accounting principles generally accepted in the United States (GAAP).

(2) Non-GAAP amounts in 2004 exclude resolutions of payor contract issues recorded in the first quarter of 2004 that were unusual in amount and timing and the related tax effect.

(3) Non-GAAP amounts in 2003 exclude a Board-approved retirement package recorded in the first quarter of 2003 and the related tax effect.

                                     -MORE-

RCI Announces Third Quarter Results
Page 7
October 26, 2004

                             RENAL CARE GROUP, INC.
    SUPPLEMENTAL OPERATING DATA AND RECONCILIATION OF NET INCOME TO EBITDA(1)
            (UNAUDITED, DOLLARS IN THOUSANDS, EXCEPT OPERATING DATA)

                                                THREE MONTHS ENDED           NINE MONTHS ENDED
                                                   SEPTEMBER 30,               SEPTEMBER 30,
                                             ------------------------    ------------------------
                                                2004          2003          2004          2003
                                             ----------    ----------    ----------    ----------
OPERATING DATA:
Patients                                         29,332        21,301        29,332        21,301
Treatments                                    1,125,021       822,551     3,080,520     2,415,805
Same-market treatment growth                        3.2%          5.0%          3.6%          5.3%
Same-market revenue growth                          7.2%          7.2%          7.5%          8.4%
Patient revenue per treatment                $      314    $      308    $      315    $      307

RECONCILIATION OF NET INCOME TO EBITDA(1):
Net income                                   $   30,468    $   26,545    $   89,738    $   74,110
Non-recurring retirement charge                       -             -             -         5,430
Depreciation and amortization                    15,344        11,365        42,407        33,242
Interest expense, net                             6,869            76        13,599           526
Minority interest                                10,158         6,837        25,062        19,174
Provision for income taxes                       19,072        16,269        55,590        45,414
                                             ----------    ----------    ----------    ----------
EBITDA(1)                                    $   81,911    $   61,092    $  226,396    $  177,896
                                             ==========    ==========    ==========    ==========

(1) The Company defines EBITDA as net earnings or loss before minority interest, interest expense (net), provision for income taxes, depreciation and amortization and all non-cash charges, such as the non-recurring charge for the retirement package for our former chairman and founder recorded in the first quarter of 2003. The Company includes EBITDA because it generally considers EBITDA to be a good indicator of the Company's ability to generate cash flow in order to fund liabilities and reinvest in the Company and its business. EBITDA is not a measurement of financial performance under GAAP and should not be considered a substitute for net income or loss as a measure of performance, or to cash flow as a measure of liquidity.

                                      -END-